SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)     July 17, 1997

                                    McDonnell Douglas Corporation
                Exact name of Registrant as Specified in Charter


Maryland                            1-3685                            43-0400674
(State or Other Jurisdiction     (Commission                       (IRS Employer
of Incorporation)                File Number)                Identification No.)


Post Office Box 516, St. Louis, Missouri                              63166-0516
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code               (314) 232-0232
                                                   ----------------------------



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events.

A summary of the Registrant's  second quarter  financial  results is filed as an
exhibit  hereto,   and  is  incorporated   herein  in  accordance  with  General
Instruction F to Form 8-K.


                                     EXHIBIT

Exhibit No.

  99    Summary of McDonnell  Douglas  Corporation's  Second  Quarter  Financial
        Results


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        McDonnell Douglas Corporation
                                              (Registrant)

                                        /s/ Steven N. Frank
July 17, 1997                     By: -----------------------------------------
(Date)                                 Steven N. Frank
                                       Vice President, Associate General Counsel
                                       and Secretary